AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

FINACIAL INFORMATION

INTRODUCTION

On October 5, 2018, Ammo, Inc. (the “Company”) completed its acquisition of SW Kenetics Inc. (“SWK”), pursuant to the terms of the Agreement and Plan of Merger, dated September 27 (the “Merger Agreement”), by and among the Company, Ammo Technologies, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and SWK. SWK merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation.

SWK is a research and development firm located in Arizona that has designed a new portfolio of modular projectiles that the Company believes will advance the force capability of the United States military, as well as NATO member countries. SWK filed a patent for their technology, which is now pending with the United States Patent and Trademark Office.

The total purchase consideration totals $7,069,207 and includes 1,700,002 restricted shares of our common stock issued to the three shareholders of SWK. The restricted shares of common stock were issued with claw back provisions to ensure agreed upon objectives are met, payment of $250,000 and a payment obligation of $1,250,000 subject to completion of specific milestones. The merger will be accounted for using the acquisition method under the accounting guidance for business combinations from Accounting Standards Codification 805.

The unaudited pro forma condensed combined balance sheet as of September 30, 2018 reflects the acquisition as if it occurred on September 30, 2018. The unaudited pro forma condensed combined balance sheet dated September 30, 2018, includes SWK’s financial information as of October 3, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and for the six months ended September 30, 2018 reflects the acquisition as if it occurred on January 1, 2018 and April 1, 2018, respectively. SWK was formed for the purpose of this transaction and no operating activity took place from the time the entity was formed through the completion of this transaction. The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements and related disclosures contained in the Company’s Annual Transition Report filed with the SEC on Form 10-KT for three month transition period ended March 31, 2018, the Company’s Quarterly Report on Form 10-Q for the three and six month period ended September 30, 2018, and SWK’s financial statements that are attached to this Form 8-K/A as an exhibit.

The unaudited pro forma condensed combined financial information are presented for illustrative purposes only and are not necessarily indicative of the results of operations and financial position that would have been achieved had the acquisition taken place on the dates indicated or the future consolidated results of operations or financial position of the Company.

AMMO, INC.

Unaudited Pro Form Combined Condensed Balance Sheet

September 30, 2018

(Unaudited)

	Ammo, Inc,	SW Kenetics, Inc.	Pro Forma Adjustments		Pro Forma Condensed Combined

ASSETS
Current Assets:
Cash	$6,697,838	$466	$(466	)(a)	$6,697,838
Accounts receivable, net	1,066,411				1,066,411
Due from related parties	18,308				18,308
Inventories	3,378,406				3,378,406
Prepaid expenses	401,753				401,753
Total Current Assets	11,562,716	466	(466)		11,562,716
Equipment, net	2,262,906				2,262,906
Other Assets:					-
Deposits	148,463				148,463
Licensing agreements, net	166,667				166,667
Patents, net	857,836	534	(534	)(a)	857,836
Acquisition Deposit	250,000		(250,000	)(b)	-
Intangible Assets			250,000	(b)	-
			1,250,000	(c)	-
			5,569,207	(d)	7,069,207
TOTAL ASSETS	$15,248,588	$1,000	$6,818,207		$22,067,795

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$557,844	$40	$(40	)(a)	$557,844
Accrued liabilities	402,653				402,653
Insurance premium note payable	27,909				27,909
Total Current Liabilities	988,406	40	(40)		988,406
Long-Term Liabilities:
Contingent Consideration Payable			1,250,000	(c)	1,250,000
Shareholders’ Equity:
Common Stock	32,601		1,700	(d)	34,301
Additional paid-in capital	25,329,998		5,567,507	(d)	30,897,505
Accumulated (Deficit)	(11,102,417)				(11,102,417)
SW Kenetics Inc. Owner Equity	-	960	(960	)(a)	-
Total Shareholders’ Equity	15,248,588	960	5,568,247		20,817,795
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,248,588	$1,000	$6,818,207		$22,067,795

AMMO, INC.

Unaudited Pro Form Combined Condensed Balance Sheet

For the Three Months Ended March 31, 2018

(Unaudited)

	Ammo, Inc,	SW Kenetics, Inc. (e)	Pro Forma Adjustments	Pro Forma Condensed Combined

Net Sales	$1,960,688	$-	$-	$1,960,688
Cost of Goods Sold	1,667,614	-	-	1,667,614
Gross Margin	293,074			293,074

Operating Expenses
Selling and marketing	585,294	-	-	585,294
Corporate general and administrative	589,983	-	-	589,983
Employee salaries and related expenses	914,258	-	-	914,258
Depreciation expense	5,853	-	-	5,853
Total operating expenses	2,095,388	-	-	2,095,388
Loss from Operations	(1,802,314)	-	-	(1,802,314)

Other (Expenses)
Interest expense	5,086	-	-	5,086

(Loss) before Income Taxes	(1,797,228)	-	-	(1,797,228)

Provision for Income Taxes	-	-	-	-

Net (Loss)	$(1,797,228)	$-	$-	$(1,797,228)

(Loss) per share
Basic and fully diluted:
Weighted average number of shares outstanding	26,045,890	-	-	26,045,890
(Loss) per share	$(0.07)	$-	$-	$(0.07)

AMMO, INC.

Unaudited Pro Form Combined Condensed Balance Sheet

For the Six Months Ended September 30, 2018

(Unaudited)

	Ammo, Inc,	SW Kenetics, Inc. (e)	Pro Forma Adjustments	Pro Forma Condensed Combined

Net Sales	$2,712,887	$-	$-	$2,712,887
Cost of Goods Sold	2,380,096	-	-	2,380,096
Gross Margin	332,791			332,791

Operating Expenses
Selling and marketing	579,806	-	-	579,806
Corporate general and administrative	1,400,837	-	-	1,400,837
Employee salaries and related expenses	1,675,739	-	-	1,675,739
Depreciation expense	34,770	-	-	34,770
Total operating expenses	3,691,152	-	-	3,691,152
Loss from Operations	(3,358,361)	-	-	(3,358,361)

Other (Expenses)
Interest expense	(2,903)	-	-	(2,903)

(Loss) before Income Taxes	(3,361,264)	-	-	(3,361,264)

Provision for Income Taxes	-	-	-	-

Net (Loss)	$(3,361,264)	$-	$-	$(3,361,264)

(Loss) per share
Basic and fully diluted:
Weighted average number of shares outstanding	31,466,483	-	-	31,466,483
(Loss) per share	$(0.11)	$-	$-	$(0.11)

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements reflected the combined historical financial information of Ammo, Inc. (“Ammo”) and SW Kenetics, Inc. (“SWK”). The pro forma adjustments are preliminary and based on estimates and have been prepared to show the effects of the acquisition of SWK. The valuation and final determination of the fair value of the intangible acquired from SWK will be based on a third party valuation and may significantly differ from the preliminary.

The unaudited pro forma condensed combined balance sheet dated September 30, 2018, includes SWK’s financial information as of October 3, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and for the six months ended September 30, 2018 reflects the acquisition as if it occurred on January 1, 2018 and April 1, 2018, respectively. SWK was formed for the purpose of this transaction and no operating activity took place from the time the entity was formed through the completion of this transaction.

NOTE 2 - DESCRIPTION OF THE TRANSACTION

On October 5, 2018, Ammo, Inc. (the “Company”) completed its acquisition of SW Kenetics Inc. (“SWK”), pursuant to the terms of the Agreement and Plan of Merger, dated September 27 (the “Merger Agreement”), by and among the Company, Ammo Technologies, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and SWK. SWK merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation.

The total estimated purchase consideration is $7,069,207, which includes 1,700,002 restricted shares of our common stock issued to the three shareholders of SWK. The restricted shares of common are subject to claw back provisions to ensure agreed upon objectives are met, payment of $250,000 and a payment obligation of $1,250,000 subject to completion of specific milestones.

NOTE 3 - ESTIMATED PURCHASE PRICE ALLOCATION

The consideration consisted of 1,700,002 shares of restricted common stock, payment of $250,000, and a contingent consideration payable of $1,250,000. The shares were valued at approximately $3.28, the weighted average price of our stock from September 20, 2018 to October 4, 2018.

Total consideration recorded for the acquisition on the intangible asset is as follows:

Cash	$250,000
Contingent Consideration Payable	1,250,000
Common Stock	5,569,207
Total Purchase Consideration	$7,069,207

The purchase price allocation to intangible assets is preliminary. The preliminary estimated fair value recorded for the intangible asset was determined by management based on the Agreement and Plan of Merger. SWK’s significant assets only include intangible assets and we have allocated the preliminary purchase price allocation accordingly. The purchase price allocation will continue to be preliminary until a third-party valuation is completed and the fair value and useful life of the assets acquired is determined. The amounts from the valuation may significantly differ from the preliminary allocation.

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 4 - ADJUSTMENTS TO FINANCIAL INFORMATION

Explanation of Pro Forma Adjustments

(a)	To remove the assets and liabilities of SWK as it was not acquired by Ammo

(b)	To record the initial deposit paid to SWK as an intangible asset

(c)	To record the purchase liability

(d)	To record the issuance of 1,700,002 shares of common stock

(e)	SWK had no operations during the period